UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2012
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EXOPACK HOLDING CORP.
(Exact name of registrant specified in its charter)

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Delaware	333-136559	76-0678893
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3070 Southport Road, Spartanburg, SC	29,302
(Address of principal executive offices)	(Zip Code)
Registrant's telephone, including area code: (864) 596-7140
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Executive Officer

On June 29, 2012, Tom Vale resigned as President, Chief Operating Officer and Secretary of Exopack Holding Corp. (the “Company”), effective June 29, 2012. Effective immediately upon the effective date of Mr. Vale's resignation as President, Chief Operating Officer and Secretary, the Company has appointed (i) Christian B. Ragot, the Company's Chief Executive Officer, to serve as President of the Company; and (ii) Miles W. McHugh, the Company's Chief Financial Officer, to serve as Secretary of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXOPACK HOLDING CORP.

Date: July 2, 2012	By:	/s/ Christian B. Ragot
Name:Christian B. Ragot
Title: Chief Executive Officer